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                                                                   Exhibit 99.01

                               KANA SOFTWARE, INC.

                            SHARE PURCHASE AGREEMENT

                                November 28, 2001



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                            SHARE PURCHASE AGREEMENT
                            ------------------------

     THIS SHARE PURCHASE AGREEMENT (this "Agreement") is made as of November 28,
                                          ---------
2001, by and among KANA SOFTWARE, INC. a Delaware corporation (the "Company"),
                                                                    -------
and the investors listed on Exhibit A hereto, each of which is herein referred
                            ---------
to as an "Investor" and all of which are collectively referred to herein as the "Investors."
 ---------

                                    RECITALS
                                    --------

     WHEREAS, the Company desires to sell and the Investors desire to purchase shares of the Company's 8% Series A Convertible Preferred Stock, par value $0.001 per share (the "Series A Preferred Stock").
                       ------------------------

     WHEREAS, in connection with entering into this Agreement, the Company and the Investors have entered into Stock Purchase Warrants (the "Warrants")
                                                              --------
pursuant to which, in certain instances, the Investors may purchase shares of the Company's common stock, par value $0.001 per share (the "Common Stock") at a
                                                             ------------
price of $1.00 per share (as adjusted for any stock dividends paid in common stock, and any combinations, stock splits, recapitalizations and the like each with respect to the Company's Common Stock).

                                    AGREEMENT
                                    ---------

     NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1.   Purchase and Sale of Stock.
          --------------------------

          1.1.  Sale and Issuance of Series A Preferred Stock. Subject to the
                ---------------------------------------------
terms and conditions of this Agreement, each Investor agrees, severally but not jointly, to purchase at the Closing, and the Company agrees to sell and issue to each Investor at the Closing, that number of shares of the Company's Series A Preferred Stock equal to (x) the Aggregate Purchase Price (as defined below), divided by the Purchase Price (as defined below), multiplied by (y) the percentage set forth opposite each Investor's name on Exhibit A hereto. The
                                                      ---------
shares of Series A Preferred Stock to be sold pursuant to this Agreement are collectively referred to herein as the "Shares." The Investors shall purchase the Shares for a per share purchase price equal to the lesser of (i)$10.00 (as adjusted for any stock dividends paid in common stock, and any combinations, stock splits, recapitalizations and the like each with respect to the Company's Common Stock) and (ii) the product of (A) 10, multiplied by (B) sixty-six and two/thirds percent (66-2/3%) of the average of the Daily Volume-Weighted Average Price (as defined below) for the Common Stock on The Nasdaq National Market for the ten consecutive trading days through and including the second trading day prior to the date of the Closing (the lesser of (i) and (ii), the "Purchase
                                                                   --------
Price"). The "Aggregate Purchase Price" shall be a number between $38,000,000
-----         ------------------------
and $45,000,000 determined by the Investors representing a majority of the percentages set forth on Exhibit A hereto, in their sole discretion, no later
                         ---------
than the second trading day prior to the Closing; provided, however, that in no event shall the Aggregate Purchase Price be greater than

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the number that would result in the issuance to the Investors at the Closing of
Shares representing 40% of the outstanding Common Stock on the Closing Date (assuming the conversion of the Shares into shares of Common Stock). "Daily
                                                                      -----
Volume-Weighted Average Price" shall mean with respect to a trading day (1) if
-----------------------------
the Common Stock is traded on a securities exchange or through the Nasdaq National Market (or a similar national quotation system), the volume-weighted average sales price of the Common Stock on such exchange or quotation system with respect to such trading day, and (2) if clause (1) is inapplicable, the volume-weighted average sale price in the over-the-counter market with respect to such trading day. The Series A Preferred Stock shall have the rights, preferences, privileges and restrictions set forth in the form of certificate of designation for the Series A Preferred Stock attached hereto as Exhibit B (the
                                                                ---------
"Certificate of Designation").
 --------------------------

          1.2.  Closing. The closing of the purchase and sale of the Shares
                -------
shall take place at the offices of Latham & Watkins, 135 Commonwealth Drive, Menlo Park, California promptly following the satisfaction or waiver of the conditions set forth in Sections 4 and 5 (other than satisfaction of conditions which will be satisfied at the closing) or at such other time and place as the Company and Investors purchasing a majority of the Shares mutually agree (which time and place are designated as the "Closing"). At the Closing, (i) the Company
                                      -------
shall deliver to each Investor a certificate or certificates representing that number of Shares purchased hereunder against payment of the purchase price therefor by wire transfer of immediately available funds to an account designated by the Company and (ii) the Company and the Investors shall make the other deliveries provided for in Sections 4 and 5.

     2.   Representations and Warranties of the Company. Except as set forth in
          ---------------------------------------------
the Schedule of Exceptions attached hereto as Exhibit C and delivered to the
                                              ---------
Investors at or prior to the date of this Agreement (it being understood that any information disclosed in any section of the Schedule of Exceptions shall be deemed disclosed in all other applicable sections of the Schedule of Exceptions even though not expressly set forth in such other section(s), provided that it is reasonably apparent on its face that such disclosure is applicable to the other section(s) and that the Company shall use reasonable best efforts to number all exceptions noted in the Schedule of Exceptions to correspond to all applicable sections of this Agreement to which such exception refers), the Company hereby represents and warrants to the Investors as follows (it being understood that, except in the case of any representation or warranty that by its terms is made only as of a specified date, each representation and warranty set forth in this Section 2 shall be deemed to be made by the Company both as of the date of this Agreement and, if the Closing occurs, as of the date of the Closing):

          2.1.  Organization, Good Standing and Qualification. The Company is a
                ---------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company and its Subsidiaries each has the requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted. The Company is duly qualified to do business as a foreign corporation in each other jurisdiction in which the conduct of its business requires such qualification, except where the failure to so qualify would not reasonably be expect to have a Material Adverse Effect.

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          2.2.  Capitalization. As of the date hereof, the authorized capital
                --------------
stock of the Company consists of 1,000,000,000 shares of common stock, par value $0.001 per share, ("Common Stock"), 193,059,156 of which were issued and
                    ------------
outstanding as of the close of business on November 27, 2001, and 5,000,000 shares of preferred stock, par value $0.001 per share ("Preferred Stock"), none
                                                        ---------------
of which are issued and outstanding. The Company has reserved an aggregate of 85,479,303 shares of Common Stock for issuance to employees, consultants and other service providers pursuant to the Company's stock plans, of which options to purchase 39,056,476 shares were outstanding as of the close of business on November 27, 2001. All issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable, and were issued in compliance with the provisions of any applicable securities laws including any relevant federal or state securities laws, or pursuant to valid exemptions therefrom. Except for the Warrants and as set forth on the Schedule of Exceptions, there are no other outstanding rights, options, warrants, preemptive rights, conversion rights, rights of first refusal or similar rights for the purchase or acquisition from the Company of any securities of the Company nor are there any commitments to issue or execute any such rights, options, warrants, preemptive rights, conversion rights or rights of first refusal. The consummation of the transactions contemplated by this Agreement and the Warrants will not trigger the anti-dilution provisions or other price adjustment mechanisms of any outstanding rights, options, warrants, preemptive rights, conversion rights, rights of first refusal or similar rights for the purchase or acquisition from the Company of any securities of the Company. As of the date hereof, the Company has furnished to Latham & Watkins, counsel to the Investors, a true and complete copy of its Certificate of Incorporation and Bylaws.

          2.3.  Subsidiaries. Except as set forth on the Schedule of Exceptions,
                ------------
the Company does not own or control, directly or indirectly, any interest in any other corporation, association, or other business entity. The Company is not a participant in any joint venture, partnership, or similar arrangement. The Company holds the stock of its Subsidiaries free and clear of all mortgages, liens, loans and encumbrances or any other rights.

          2.4.  Authorization. Except for the affirmative vote of the Company's
                -------------
stockholders by the Requisite Company Vote (as defined in Section 4.12) as contemplated hereby and the formal call of the Company Stockholders Meeting (as defined in Section 6.8), all corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the Warrants and the Investor Rights Agreement, in substantially the form attached hereto as Exhibit D (the "Investor Rights
                                             ---------       ---------------
Agreement") the performance of all obligations of the Company hereunder and
---------
thereunder, and the authorization, issuance, sale and delivery of the Shares being sold hereunder has been taken, and this Agreement and the Warrants constitute, and when executed and delivered by the parties thereto at the Closing the Investor Rights Agreement will constitute, a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its respective terms, subject to: (i) judicial principles limiting the availability of specific performance, injunctive relief, and other equitable remedies; (ii) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors' rights; and (iii) limitations on the enforceability of any indemnification provisions.

          2.5.  Valid Issuance of Shares. The Shares being purchased by the
                ------------------------
Investors hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for

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the consideration expressed herein, will be duly and validly issued, fully paid, nonassessable, free of the exercise of pre-emptive rights and will be free of restrictions on transfer other than under applicable state and federal securities laws and the Investor Rights Agreement. The shares of Common Stock issued upon conversion of the Shares (the "Conversion Shares"), when issued in
                                           -----------------
accordance with the Certificate of Designation, will be duly and validly issued, fully paid, nonassessable, free of the exercise of pre-emptive rights and will be free of restrictions on transfer other than under applicable state and federal securities laws and the Investor Rights Agreement.

          2.6.  Governmental Consents. No consent, approval, order or
                ---------------------
authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the offer, sale or issuance of the Shares or the consummation of any other transaction contemplated hereby, except for the following: (i) under applicable federal and state securities laws and
(ii) the filing of the Certificate of Designation with the Delaware Secretary of State, all of which filings will have occurred within the appropriate time periods therefor. Assuming that the representations of the Investors set forth in Section 3 below are true and correct, the offer, sale and issuance of the Shares in conformity with the terms of this Agreement are exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act"), and from qualification requirements under applicable
      --------------
state securities laws.

          2.7.  Litigation. Except as disclosed in the SEC Documents (as defined
                ----------
below), there is no material action, suit, proceeding or investigation (including, without limitation, any suit, proceeding or investigation involving the prior employment of any of the Company's or its Subsidiaries' employees, their use in connection with the Company's or its Subsidiaries' business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers) pending or, to the Company's knowledge, currently threatened before any court, administrative agency or other governmental body (nor, to the Company's knowledge, is there any reasonable basis for any such material action, suit, proceeding or investigation). The Company and its Subsidiaries are not a party or subject to, and none of the assets of the Company or its Subsidiaries are bound by, the provisions of any material order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no material action, suit, proceeding or investigation by the Company or its Subsidiaries currently pending which the Company or its Subsidiaries intends to initiate.

          2.8.  Intellectual Property. To the knowledge of the Company, the
                ---------------------
Company and its Subsidiaries own or have the right to use all material patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes necessary for their business as now conducted. The Company has not received any written communications alleging, nor to the Company's knowledge has, it or any of its Subsidiaries violated, or by the conduct of their business as proposed will they violate, any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights or processes of any other Person, and to the knowledge of the Company, neither it nor any of its Subsidiaries is infringing or violating such rights of any other Person, that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          2.9.  Employees. To the Company's knowledge, (i) none of the Company's
                ---------
or its Subsidiaries' employees are obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of the Company or its Subsidiaries or that would conflict with the Company's and its Subsidiaries' business as now conducted or as proposed to be conducted, (ii) the carrying on of the Company's and its Subsidiaries' business by the employees of the Company and its Subsidiaries, and the conduct of the Company's or its Subsidiaries' business as proposed, will not conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated, and (iii) none of the Company's or its Subsidiaries' current employees is, by virtue of such employee's activities in connection with the Company's or its Subsidiaries' business, violating, infringing or misappropriating any patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights or processes of any former employer of such employee, in the case of (i), (ii) or
(iii) that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          2.10. Compliance with Other Instruments.
                ---------------------------------

                (a) The Company is not in violation or default of any provision of its Certificate of Incorporation or Bylaws, each as amended and in effect as of the Closing. To the Company's knowledge, neither the Company nor any of its Subsidiaries are in breach, violation or default (with or without notice or passage of time, or both) of any provision of any instrument, mortgage, deed of trust, loan, contract, commitment, judgment, decree, order or obligation to which they are a party or by which they or any of their properties or assets are bound, which breach, violation or default would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, or, to the Company's knowledge, of any provision of any federal, state or local statute, rule or governmental regulation, which breach, violation or default would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                (b) The execution, delivery and performance of each of this Agreement, the Warrants and the Investor Rights Agreement and the consummation of the transactions contemplated hereby and thereby will not result in, or give rise to, (A) any violation, default, breach, termination, right of termination, right of acceleration, or be in conflict with (in each case, with or without notice or passage of time, or both) (a) the Certificate of Incorporation or Bylaws or other organizational documents of the Company or its Subsidiaries, (b) any material instrument, mortgage, deed of trust, loan, contract, commitment, judgment, order, writ, decree or contract to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound, or (c) any material provision of any state, federal, or local statute, rule or regulation applicable to the Company or its Subsidiaries, in case of (b) and (c) only in any manner that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or (B) an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or its Subsidiaries or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Company or any of its Subsidiaries, their respective business or operations or any of their respective assets or properties.

          2.11.  SEC Documents; Financial Statements. Since January 1, 1999,
                 -----------------------------------
each of the Company and Broadbase Software, Inc. has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (the "SEC") pursuant to the Securities
                                             ---
Exchange Act of 1934, as amended (the "Exchange Act"), and has filed all
                                       ------------
registration statements and other documents required to be filed by it with the SEC pursuant to the Securities Act. All of the foregoing reports on Forms 10-K, 10-Q and 8-K and proxy statements filed after December 31, 2000 and prior to the date hereof, together with all registration statements filed after December 31, 2000 and prior to the date hereof, and in each case all amendments thereto, exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, are hereinafter referred to herein as the "SEC Documents". As of their respective dates, the SEC Documents complied
        -------------
in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Any statements made in any such SEC Documents that are or were required to be updated or amended under the Exchange Act or the Securities Act, as the case may be, have been so updated or amended.

          2.12.  Financial Statements. As of their respective dates, the
                 --------------------
financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments which are not material).

          2.13.  Changes. Since September 30, 2001, there has not been:
                 -------

                 (a) any change, event or development in the business, assets, liabilities, condition (financial or otherwise), results of operations or prospects of the Company and its Subsidiaries, taken as a whole, from that reflected in the SEC Documents (when read together), except changes in the ordinary course of business that have not, in the aggregate, had a Material Adverse Effect;

                 (b) any damage, destruction or loss, whether or not covered by insurance, that could have a Material Adverse Effect;

                 (c) any waiver or compromise by the Company or any of its Subsidiaries of a valuable right or of a material debt owed to it other than in the ordinary course of business;

                 (d) any satisfaction or discharge of any material lien, claim, encumbrance or payment of any obligation by the Company or any of its Subsidiaries, except (i) for obligations set forth on, or liabilities specifically reserved for in, the Company's balance sheet as of September 30, 2001 included in the SEC Documents and (ii) in the ordinary course of business and that has not had a Material Adverse Effect;

                 (e)  any material sale or other disposition of assets, except
(i) sales or dispositions in the ordinary course of business and (ii) sales of equipment in connection with the Company's restructuring in the quarter ended September 30, 2001;

                 (f) any material change to a material contract or agreement by which the Company or any of its Subsidiaries or any of their assets is bound or subject other than in the ordinary course of business;

                 (g) any material change in any compensation arrangement or agreement with any key technical employee, executive officer or director of the Company or any of its Subsidiaries or any holder of more than 5% of the outstanding capital stock of the Company other than in the ordinary course of business;

                 (h) any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets other than pursuant to non-exclusive licenses in the ordinary course of business;

                 (i) any resignation or termination of employment of any officer or key technical employee of the Company or any of its Subsidiaries; and the Company is not aware of any impending resignation or termination of employment of any such officer or key technical employee;

                 (j) any mortgage, pledge, transfer of a security interest in, or lien, created by the Company or any of its Subsidiaries with respect to any of their material properties or assets, except liens for taxes not yet due or payable;

                 (k) any loans or guarantees made by the Company or any of its Subsidiaries to or for the benefit of their employees, officers or directors or any members of their immediate families, other than (i) travel advances and other advances made in the ordinary course of business and (ii) loans to employees, officers or directors in connection with the early exercise of stock options granted pursuant to the Company's stock option plans;

                 (l) any declaration, setting aside or payment or other distribution in respect to any of the Company's capital stock, or any direct or indirect redemption, purchase or other acquisition of any of such stock by the Company;

                 (m) to the Company's knowledge, any other event or condition of any character that would reasonably be expected to have a Material Adverse Effect; or

                 (n) any arrangement or commitment by the Company to do any of the things described in this Section 2.13.

          2.14.  Agreements. Other than (i) this Agreement, (ii) the Warrants,
                 ----------
(iii) the Investor Rights Agreement, and (iv) the material contracts (within the meaning of Item 601 of Regulation S-K) listed in, or filed as exhibits to, the SEC Documents, Section 2.14 of the Schedule of Exceptions contains a complete list of all contracts to which the Company or any of its Subsidiaries are party, or to which any of their respective assets or properties are subject, in each case which are significant to the business, assets, liabilities, condition (financial or otherwise), results of operations or prospects of the Company and its Subsidiaries, taken as a whole.

          2.15.  Taxes. The Company and its Subsidiaries have filed all
                 -----
necessary federal, state, foreign and local property, income, franchise, sales, and use tax returns, which were true and correct in all material respects on the date of each such filing, and have paid all taxes shown as due thereon or otherwise owed by each of them to any taxing authority except those contested in good faith and for which appropriate amounts have been reserved in accordance with generally accepted accounting principles. There is no tax deficiency that has been, or might be, asserted against the Company or any of its Subsidiaries that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

          2.16.  Permits. The Company and its Subsidiaries have all franchises,
                 -------
permits, licenses and any similar authority necessary for the conduct of their business as now being conducted, the lack of which, individually or in the aggregate, could reasonably be expect to have a Material Adverse Effect, and the Company and its Subsidiaries believe they can obtain, without undue burden or expense, any similar authority for the conduct of their business as planned to be conducted. Neither the Company nor any of its Subsidiaries is in default in any material respect under any of such franchises, permits, licenses or other similar authority.

          2.17.  Related Party Transactions. Except as disclosed in the SEC
                 --------------------------
Documents, no holder of more than 5% of the outstanding capital stock of the Company and no employee, officer, or director of the Company or any of its Subsidiaries or member of his or her immediate family is indebted to the Company or its Subsidiaries, nor is the Company or its Subsidiaries indebted (or committed to make loans or extend or guarantee credit) to any of them, for an amount in excess of $150,000, except for loans made by the Company to certain of its employees in exchange for promissory notes in connection with the early exercise of stock options granted under the Company's stock option plans.

          2.18.  Registration Rights. Except as set forth in Section 2.18 of the
                 -------------------
Schedule of Exceptions (collectively, the "Existing Registration Rights
                                           ----------------------------
Agreements") and as contemplated by the Investor Rights Agreement, the Company
----------
has not granted or agreed to grant any registration rights, including piggyback rights, to any Person. The provisions of the Investor Rights Agreement, and the performance by the Company of its obligations thereunder, will not result in, or give rise to, any violation, default, breach, termination or right of termination under, or be in conflict with, (with or without notice or passage of time, or both) any Existing Registration Rights Agreement.

          2.19.  Disclosure. The Company has fully provided the Investors with
                 ----------
all the information that the Investors or their counsel have requested for deciding whether to acquire the Shares and all information that the Company believes is reasonably necessary to enable the

Investors to make such a decision. The representations and warranties contained in this Agreement and the exhibits attached hereto and any certificate furnished or to be furnished to Investors at Closing do not contain any untrue statement of a material fact or, taken together with the SEC Documents (excluding the disclosure regarding risk factors and risks associated with the Company's business and future operating results), omit to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

          2.20.  Delaware Section 203. The Board of Directors of the Company, at
                 --------------------
meetings duly called and held on November 26 and 28, 2001, has approved, (i) the terms of this Agreement, the Warrants, the Certificate of Designation and the Investor Rights Agreement, and the consummation of the transactions contemplated hereby and thereby (including without limitation the sale and issuance of the Shares and the issuance of the Conversion Shares upon conversion of the Shares), and such approval constitutes approval of such transactions by the Board of Directors of the Company under the provisions of Section 203 of the Delaware General Corporation Law, and (ii) in addition to the shares of Common Stock obtained upon conversion of the Shares, the purchase or other acquisition, whether in market transactions, privately negotiated transactions or otherwise, by the Investors of up to 9,500,000 shares (as adjusted for any stock dividends paid in common stock, and any combinations, stock splits, recapitalizations and the like each with respect to the Company's Common Stock) of Common Stock (the "Market Purchases"), and such approval constitutes approval of such transactions
 ----------------
by the Board of Directors of the Company under the provisions of Section 203 of the Delaware General Corporation Law.

          2.21.  Stockholder Approval Not Required. Other than as contemplated
                 ---------------------------------
to be obtained at the Company Stockholders Meeting, no approval of the stockholders of the Company is required in connection with (a) this Agreement, the Investor Rights Agreement and the consummation of the transactions contemplated hereby and thereby and/or (b) any other pending or proposed issuance of equity securities of the Company.

          2.22.  No Undisclosed Liabilities. Except (a) as disclosed in the SEC
                 --------------------------
Documents (including, without limitation, obligations set forth on, or liabilities specifically reserved for in, the Company's balance sheet as of September 30, 2001 included in the SEC Documents), (b) for liabilities incurred since September 30, 2001 in the ordinary course of business, (c) for liabilities incurred in connection with this Agreement or the transactions contemplated hereby and (d) as set forth in Section 2.22 of the Schedule of Exceptions, the Company and its Subsidiaries do not have any liabilities, either accrued, contingent or otherwise (whether or not required to be reflected in financial statements in accordance with generally accepted accounting principles), and whether due or to become due, which individually or in the aggregate are reasonably likely to have Material Adverse Effect.

          2.23.  Financial Projections. Prior to the date hereof, the Company
                 ---------------------
has provided the Investors with its most current financial projections for the Company (the "Financial Projections"). The Financial Projections were prepared
              ---------------------
in good faith, are based on assumptions that the Company believes to be reasonable as of the date of this Agreement. Notwithstanding the foregoing, however, the Company makes no representation or warranty with respect to the Company's ability to achieve such projections.

     3.   Representations and Warranties of the Investors. Each Investor hereby,
          -----------------------------------------------
severally and not jointly, represents and warrants as of the date hereof and as of the Closing as follows:

          3.1.  Experience; Accredited Investor. Such Investor is experienced in
                -------------------------------
evaluating companies such as the Company, and has either individually or through its current officers such knowledge and experience in financial and business matters that such Investor is capable of evaluating the merits and risks of such Investor's prospective investment in the Company, and has the ability to bear the economic risks of the investment. Such Investor is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

          3.2.  Purchase Entirely for Own Account. Such Investor is acquiring
                ---------------------------------
the Shares for investment for such Investor's own account and not with the view to, or for resale in connection with, any distribution thereof, except for transfers to affiliated fund partnerships. Such Investor understands that the Shares have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein. Such Investor further represents that it does not have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participation to any third Person with respect to any of the Shares. Such Investor understands and acknowledges that the offering of the Shares pursuant to this Agreement will not be registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from the registration requirements of the Securities Act.

          3.3.  Rule 144. Such Investor acknowledges that the Shares must be
                --------
held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. Such Investor is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions. Such Investor understands and acknowledges that the certificate evidencing its Shares will be imprinted with certain legends, including but not limited to, the form of legend set forth in Section 3 of the Investor Rights Agreement.

          3.4.  Access to Data. Such Investor has received and reviewed
                --------------
information about the Company and has had an opportunity to discuss the Company' business, management and financial affairs with its management and to review the Company's facilities. Nothing contained in this Section 3.4 shall limit in any respect the Company's representations and warranties contained in this Agreement.

          3.5.  Authorization. This Agreement has been duly authorized, executed
                -------------
and delivered by such Investor and constitutes a valid and legally binding obligation of such Investor, enforceable against such Investor in accordance with its terms subject to: (i) judicial principles limiting the availability of specific performance, injunctive relief, and other equitable remedies; (ii) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors' rights; and
(iii) limitations on the enforceability of any indemnification provisions.

     4.   Conditions of Investor's Obligations at Closing. The obligation of
          -----------------------------------------------
each Investor to purchase Shares at the Closing is subject to the fulfillment or waiver by the Investor on or before the Closing of each of the following conditions, the waiver of which shall not be effective against any Investor who does not consent in writing thereto:

          4.1.  Representations and Warranties. The representations and
                ------------------------------
warranties of the Company contained in Section 2 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing, except for (a) changes contemplated by this Agreement and (ii) where the reason for or circumstances giving rise to the failure of the representations set forth in Sections 2.7, 2.13(f), (g) and (i), and 2.14 to be true and correct as of the date of the Closing, individually or in the aggregate and without regard to any qualification as to materiality or Material Adverse Effect, has not had and is not reasonably likely to have a Material Adverse Effect.

          4.2.  Performance. The Company shall have performed and complied in
                -----------
all material respects with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

          4.3.  Compliance Certificate. The Company shall deliver to each
                ----------------------
Investor at the Closing a certificate of the President of the Company dated the date of the Closing stating that the conditions specified in Sections 4.1, 4.2, 4.9, 4.10 and 4.12 have been fulfilled.

          4.4.  Blue Sky. The Company shall have obtained all necessary permits
                --------
and qualifications, if any, or secured an exemption therefrom, required by any state for the offer and sale of the Shares.

          4.5.  Investor Rights Agreement. The Company and each Investor shall
                -------------------------
have entered into the Investor Rights Agreement.

          4.6.  Opinion of Company Counsel. The Company shall have provided an
                --------------------------
opinion addressed to the Investors rendered by its legal counsel in form and substance reasonably satisfactory to the Investors, in substantially the form attached hereto as Exhibit E.

          4.7.  Regulatory Approvals. All consents, approvals, filings and
                --------------------
registrations with, and notifications to, all federal, state, local and foreign governmental or regulatory agencies, authorities, instrumentalities or other bodies having jurisdiction over the parties hereto required for the consummation of the transactions contemplated hereby have been obtained or made and shall be in full force and effect.

          4.8.  Legal Proceedings. No court or governmental or regulatory
                -----------------
authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or enacted any law of order (whether temporary, preliminary or permanent) or taken any other action which prohibits or makes illegal consummation of the transactions contemplated by this Agreement, and there shall be no suit, claim, action, proceeding or governmental investigation pending against the Company which seeks to challenge the transactions contemplated by this Agreement.

          4.9.  Material Adverse Change. Since September 30, 2001, there shall
                -----------------------
have been no change, event or development which has had or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

          4.10. Board Representative; Indemnification Agreement. Jay C. Hoag
                -----------------------------------------------
shall be elected to the Board of Directors of the Company as the Series A Designee (as such term is defined in the Certificate of Designation), and the Company shall have entered into an Indemnification Agreement with Mr. Hoag in form and substance reasonably acceptable to the Investors.

          4.11. Listing. The Conversion Shares shall have been approved for
                -------
listing, subject only to notice of issuance, on the Nasdaq National Market.

          4.12. Stockholder Approval. Unless the Company has received written
                --------------------
confirmation from The Nasdaq Stock Market, Inc. ("Nasdaq") that stockholder
                                                  ------
approval is not required in connection with the Share Issuance, the stockholders of the Company entitled to vote at the Company Stockholders Meeting shall have approved by the requisite vote under the rules of Nasdaq the Share Issuance (collectively, the "Requisite Company Vote").
                    ----------------------

     5.   Conditions of the Company's Obligations at Closing. The obligations of
          --------------------------------------------------
the Company to sell Shares to each Investor at the Closing are subject to the fulfillment, or waiver by the Company, on or before the Closing of each of the following conditions by that Investor:

          5.1.  Representations and Warranties. The representations and
                ------------------------------
warranties of such Investor contained in Section 3 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

          5.2.  Performance. Such Investor shall have performed and complied in
                -----------
all material respects with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

          5.3.  Blue Sky. The Company shall have obtained all necessary permits
                --------
and qualifications, if any, or secured an exemption therefrom, required by any state for the offer and sale of the Shares.

          5.4.  Investor Rights Agreement. The Company and each Investor shall
                -------------------------
have entered into the Investor Rights Agreement.

          5.5.  Regulatory Approvals. All consents, approvals, filings and
                --------------------
registrations with, and notifications to, all federal, state, local and foreign governmental or regulatory agencies, authorities, instrumentalities or other bodies having jurisdiction over the parties hereto required for the consummation of the transactions contemplated hereby have been obtained or made and shall be in full force and effect.

          5.6.  Legal Proceedings. No court or governmental or regulatory
                -----------------
authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or enacted any law of order (whether temporary, preliminary or permanent) or taken any other action which prohibits or makes illegal consummation of the transactions contemplated by this Agreement, and there shall be no suit, claim, action, proceeding or governmental investigation pending against the Company which seeks to challenge the transactions contemplated by this Agreement.

          5.7.  Stockholder Approval. Unless the Company has received written
                --------------------
confirmation from Nasdaq that stockholder approval is not required in connection with the Share Issuance, the stockholders of the Company entitled to vote at the Company Stockholders Meeting shall have approved the Share Issuance by the Requisite Company Vote.

     6.   Covenants.
          ---------

          6.1.  Satisfaction of Conditions. The parties shall use reasonable
                --------------------------
best efforts to satisfy in a timely manner each of the conditions set forth in
Section 4 and Section 5 of this Agreement.

          6.2.  Listing. The Company shall prepare and file with NASDAQ, as
                -------
promptly as practicable after the date hereof, a Notification of Additional Listing with respect to the Conversion Shares, and the Company shall give all notices and make all filings with NASDAQ required in connection with the transactions contemplated herein.

          6.3.  Antitrust Notification. Within 90 days after the date of this
                ----------------------
Agreement, the Company will timely (and as promptly as practicable) file with the United States Federal Trade Commission and the United States Department of Justice (a) the notification and report form required and (b) any supplemental or additional information which may reasonably be required in connection therewith pursuant to the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended (the "HSR Act"). Each party (1) will cooperate with each other party
                 -------
in the preparation and filing of such notification and report forms and supplemental or additional information and (2) will comply in all material respects with the requirements of the HSR Act. Each Person shall pay its own costs of preparing and filing all such notification and report forms and providing such supplemental or additional information, provided that the Company shall pay all filing fees incurred by the Company and/or the Investors relating to such filing.

          6.4.  Market Purchases. The Company acknowledges that the Investors
                ----------------
may effect the Market Purchases. Notwithstanding the foregoing, the Investors shall not effect a Market Purchase if, immediately following the completion thereof, the Investors together with their affiliates would own in excess of 45% of the outstanding Common Stock on such date (assuming the conversion of the shares of Series A Preferred Stock owned by the Investors and their Affiliates into shares of Common Stock). The Company acknowledges that the Investors have no obligation or commitment to purchase any shares of Common Stock in the Market Purchases.

          6.5.  Interim Covenants of the Company. During the period from the
                --------------------------------
date of this Agreement and continuing until the earlier of the termination of this Agreement or the Closing (except as expressly contemplated or permitted by this Agreement, as permitted or disclosed pursuant to the Schedule of Exceptions or to the extent that the Investors otherwise consent in writing):

               (a) Neither the Company nor any of its Subsidiaries shall, and shall not propose to, (i) declare or pay any dividend on or make other distributions in respect of its capital stock, (ii) split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of, or in substitution for shares of its capital stock or (iii) repurchase, redeem or otherwise acquire any shares of its capital stock or any securities convertible into or exercisable for any shares of its capital stock, except for (x) the acquisition of shares of its capital stock in whole or partial satisfaction of the exercise price or applicable tax withholding requirements in respect of any option, restricted stock or similar award made pursuant to any benefit or compensation plan, agreement or arrangement maintained or assumed by the Company or any of its Subsidiaries which provides for the issuance of Company capital stock and (y) for acquisitions by the Company of shares of the Company's capital stock pursuant to stock-based compensation arrangements or agreements that permit the repurchase of such shares upon termination of services to the Company or its Subsidiaries for a price not greater than the cost thereof to the applicable service provider.

               (b) The Company shall not issue, deliver or sell, or authorize or propose the issuance, delivery or sale of, any shares of its capital stock of any class or any securities convertible into or exercisable or exchangeable for, or any rights, warrants or options to acquire, any such shares or enter into any agreement with respect to any of the foregoing, other than (u) the sale of up to 10,000,000 shares of Common Stock under the Company's existing registration statement on Form S-3, (v) pursuant to the Company's employee stock purchase plan, (w) grants of options, restricted stock and other equity-based awards to directors, employees and consultants of the Company and its Subsidiaries (including any newly hired employee) pursuant to the Company's stock option plans in amounts consistent with past practices taking into account the relative position and responsibilities with the Company or its Subsidiaries of each such award recipient, (x) the issuance of warrants to channel partners and other parties with whom the Company has entered or is entering into commercial relationships, in the ordinary course of business and consistent with past practices other than in connection with a financing transaction, (y) the issuance of Common Stock upon exercise of options and warrants that are outstanding on the date of this Agreement or granted after the date of this Agreement in compliance with the provisions of this Agreement or (z) the payment of dividends on the Series A Preferred Stock and the issuance of shares of Common Stock in connection with the conversion of Series A Preferred Stock pursuant to the provisions of the Certificate of Incorporation.

                (c) Except to the extent required to comply with its obligations hereunder or as required by law, the Company shall not amend or propose to amend its Certificate of Incorporation or Bylaws

          6.6.   Exclusivity. Without the prior approval of the Investors, until
                 -----------
the earlier to occur of the Closing of the termination of this Agreement pursuant to its terms, neither the Company nor any of the Company's directors, officers, employees, agents or representatives will solicit, encourage or entertain proposals from or enter into negotiations with or furnish any nonpublic information to any other Person regarding the possible sale of a minority interest in the Company's stock in connection with a financing transaction (other than the sale of up to 10,000,000 shares of Common Stock under the Company's existing registration statement on Form S-3). The Company shall notify the Investors promptly of any proposals by third parties with respect to the acquisition of a minority interest in the Company's stock. The Company shall deal exclusively with the Investors notwithstanding any such third party proposals.

          6.7.  Directors' and Officers' Insurance. The Company shall maintain
                ----------------------------------
directors' and officers' insurance in an amount not less than $15,000,000 and with such other terms as are reasonably acceptable to the holders of a majority in interest of the Series A Preferred Stock. The Company shall periodically review such insurance and consult with the Investors regarding the adequacy thereof.

          6.8.  Certain Preferred Stock Terms. The parties agree that, for
                -----------------------------
purposes of the Certificate of Designation, (i) the "Series A Original Issue Price" as defined and to be set forth therein shall equal the Purchase Price,
(ii) the "Series A Preferred Conversion Price" as defined and to be set forth therein shall equal the quotient of (A) the Purchase Price, divided by (B) 10,
(iii) the number of shares of preferred stock of the Company that shall be designated as Series A Preferred Stock shall equal the number of Shares, (iv) the blank share amount in Section (b)(iii) shall be the number of Shares, divided by three, (v) the blank dollar amount in Section (c)(i) shall be five times the Purchase Price, divided by 10, (vi) the blank dollar amount in Section
(d)(x)(A) shall be three times the Purchase Price, divided by 10, and (vii) in the event that it is determined by Nasdaq (after full process, including any appeal process available to the Company) that the number of votes to which each holder of shares of Series A Preferred Stock is entitled as currently provided in the Certificate of Designation violates or is in conflict with Nasdaq Marketplace Rule 4351, then the number of votes to which each holder of shares of Series A Preferred is entitled shall be reduced, pro rata, to the extent required to comply with such rule.

          6.9.  Company Stockholders Meeting. The Company shall call and hold a
                ----------------------------
meeting of its stockholders (including any adjournment thereof, the "Company
                                                                     -------
Stockholders Meeting") for the purpose of voting upon proposals to issue and
--------------------
sell the Shares pursuant hereto and to issue the Conversion Shares upon conversion of the Shares (the "Share Issuance"). The Company shall use its
                               --------------
reasonable efforts to schedule and hold the Company Stockholders Meeting as soon as practicable after (a) if the Proxy Statement (as defined below) is not reviewed by the SEC, the expiration of the 10 calendar day period set forth in Rule 14a-6 under the Exchange Act or (b) if the Proxy Statement is reviewed by the SEC, the date on which the SEC has cleared the Proxy Statement for distribution. The Company, through its Board of Directors, shall recommend to the Company's stockholders entitled to vote at the Company Stockholders Meeting that they vote in favor of each of the proposals set forth in this Section 6.9, provided, however, that the Company's Board of Directors may withdraw, modify or change such recommendation to the extent that the Company's Board of Directors determines to do so in the exercise of their fiduciary duties.

          6.10.  Proxy Statement. As soon as practicable following the date
                 ---------------
hereof, the Company shall file with the SEC a proxy statement to be sent to stockholders of the Company in connection with the Company Stockholders Meeting (the "Proxy Statement"). The Company shall use reasonable efforts to cause the
      ---------------
Proxy Statement to be mailed to the Company's stockholders entitled to vote at the Company Stockholders Meeting as promptly as practicable after (a) if the Proxy Statement is not reviewed by the SEC, the expiration of the 10 calendar day period set forth in Rule 14a-6 under the Exchange Act or (b) if the Proxy Statement is reviewed by the SEC, the date on which the SEC has cleared the Proxy Statement for distribution. The Company shall not file the Proxy Statement or respond to any comments from the SEC regarding the Proxy Statement, or amend or supplement the Proxy Statement, without first consulting with the Investors regarding the terms of such response, amendment or supplement and providing the Investors a reasonable opportunity to provide their comments to the Company with respect thereto.

          6.11.  Notification; Government Filings. Each party shall promptly
                 --------------------------------
advise the others orally and in writing if such party has knowledge of (i) any of its representations or warranties as made herein becoming untrue or inaccurate in any material respect, (ii) the failure by it to comply with or satisfy in any material respect any covenant or agreement required to be complied with or satisfied by it under this Agreement or (iii) any change, event or circumstance that has had or could reasonably be expected to have a Material Adverse Effect, or materially adversely affect its ability to consummate the transactions contemplated hereby that are to be consummated by it, in the manner and within the time periods specified herein; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement. Each party agrees that, to the extent practicable, it will consult with the other party with respect to the obtaining of all permits, consents, approvals and authorizations of all third parties and governmental entities necessary or advisable to consummate the transactions contemplated by this Agreement and each party will use all reasonable efforts to keep the other parties apprised of the status of matters relating to the completion of the transactions contemplated hereby.

          6.12.  Access to Information; Confidentiality. From the date hereof
                 --------------------------------------
until the earlier of the Closing or the termination of this Agreement, upon reasonable notice, the Company shall afford to the officers, employees, accountants, counsel, financial advisors and other representatives of Investors reasonable access during normal business hours to all of its and its subsidiaries' properties, books, contracts, commitments and records and its officers, management employees and representatives (subject, however, to existing confidentiality and similar non-disclosure obligations and the preservation of attorney-client and work product privileges). Any requests for access pursuant to this Section 6.12 shall be submitted to the Chief Financial Officer of the Company (or such other officer of the Company as maybe designated from time to time by the Company). The Investors shall, and shall cause their respective representatives to, hold in strict confidence and not disclose to any third party all non-public documents and information furnished to such Investors or their representatives in connection with the transactions contemplated by this Agreement, except that each of the Investors and their representatives may disclose, after providing prior written notice and a reasonable opportunity to object to and prevent such disclosure to the Company, any information that it is advised by its counsel it is required by law or judicial or administrative order to disclose.

     7.   Miscellaneous.
          -------------

          7.1.  Termination.
                -----------

                (a) This Agreement may be terminated

          (i) at any time prior to the Closing, by the mutual written consent on Company and the Investors representing a majority of the Shares to be purchased pursuant to this Agreement; or

          (ii) by either the Investors representing a majority of the Shares to be purchased pursuant to this Agreement or the Company, by providing the other with written notice of such termination, if the Closing has not occurred by March 15, 2002; or

          (iii) by either the Investors representing a majority of the Shares to be purchased pursuant to this Agreement or the Company if at the Company Stockholders Meeting the stockholders have not approved the Share Issuance by the Requisite Company Vote; or

          (iv) by the Investors representing a majority of the Shares to be purchased pursuant to this Agreement if the Board of Directors of the Company shall have withdrawn, modified or changed its recommendation that the stockholders of the Company vote in favor of the Share Issuance; or

          (v) by either the Investors representing a majority of the Shares to be purchased pursuant to this Agreement or the Company if the average of the Daily Volume-Weighted Average Price on The Nasdaq Stock Market for any ten consecutive trading days after the date hereof and prior to the Closing shall be less than $0.443 (as adjusted for any stock dividends paid in common stock, and any combinations, stock splits, recapitalizations and the like each with respect to the Company's Common Stock).

                (b) In the event of termination of this Agreement pursuant to this Section 7.1, this Agreement shall become void and there shall be no further obligation on the part of the Company or the Investors (except for Section 6.12, this Section 7.1, Section 7.2 and Section 7.13). Nothing in this Section 7.1 shall relieve any party from liability which such party may have for any breach of this Agreement by such party prior to such termination.

          7.2.  Governing Law. This Agreement shall be governed in all respects
                -------------
by the laws of the State of California without regard to choice of laws or conflict of laws provisions thereof.

          7.3.  Survival. The representations, warranties, covenants and
                --------
agreements made herein shall survive any investigation made by any Investor and shall survive to the second anniversary of the Closing, provided that the covenants and agreements contained in Sections 6.3 and 6.6 shall survive indefinitely. All statements of the Company as to factual matters contained in any certificate or exhibit delivered by or on behalf of the Company pursuant hereto shall be deemed to be the representations and warranties of the Company hereunder as of such date of such certificate or exhibit.

          7.4.  Successors and Assigns. Except as otherwise provided herein,
                ----------------------
this Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto; provided, however, that prior to the Closing the rights of an Investor to purchase Shares shall not be assignable without the consent of the Company.

          7.5.  Entire Agreement; Amendment. This Agreement and the other
                ---------------------------
documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. Any prior agreements, understanding or representations with respect to the subject matter hereof, including specifically the Letter of Intent, dated as of November 20, 2001, between the Company and TCV IV, L.P., are superseded by this Agreement shall have no further force or effect. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought. Notwithstanding the foregoing, holders of a majority of the outstanding Shares may waive or amend, on behalf of all Investors and other holders of Shares, any provisions hereof benefiting the Investors so long as the effect thereof will be that all such Investors and other holders of Shares will be treated equally.

          7.6.  Notices, Etc. All notices and other communications required or
                ------------
permitted hereunder shall be in writing and shall be (a) mailed by registered or certified mail, postage prepaid, return receipt requested, (b) delivered by a nationally recognized overnight courier, (c) sent by confirmed facsimile or (d) otherwise delivered by hand or by messenger, addressed (i) if to an Investor, at such Investor's address set forth on Exhibit A, or at such other address as such
                                     ---------
Investor shall have furnished to the Company in writing, (ii) if to any other holder of any Shares, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such Shares who has so furnished an address to the Company, or (iii) if to the Company, at its address set forth on the signature page of this Agreement addressed to the attention of the Corporate Secretary, or at such other address as the Company shall have furnished to the Investors, with a copy to Fenwick & West LLP, 275 Battery Street, San Francisco, California 94111, Attention: David Michaels, Fax: (415) 281-1350. If notice is provided by mail, notice shall be deemed to be given 48 hours after proper deposit in a mailbox; if by overnight courier, notice shall be deemed to be given 24 hours after deposit; if by facsimile, upon completion of such facsimile transmission as conclusively evidenced by the transmission receipt; and if by hand or messenger, upon receipt.

          7.7.  Delays or Omissions. No delay or omission to exercise any right,
                -------------------
power or remedy accruing to any holder of any Shares upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such holder, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing or as provided in this Agreement. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

          7.8.  Finder's Fee. The Company shall indemnify and hold each of the
                ------------
Investors harmless and each Investor shall, severally and not jointly, indemnify and hold the Company harmless from any liability for any commission or compensation in the nature of a finder's fee in connection with the sale of the Shares (including the costs, expenses and legal fees of defending against such liability) for which the Company or such Investor, or any of their respective partners, members, employees, or representatives, as the case may be, is responsible.

          7.9.  Counterparts. This Agreement may be executed in any number of
                ------------
counterparts and signatures may be delivered by facsimile, each of which may be executed by less than all Investors, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

          7.10.  Severability. If any provision of this Agreement becomes or is
                 ------------
declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement and the balance of this Agreement shall be enforceable in accordance with its terms.

          7.11.  Titles and Subtitles. The titles and subtitles used in this
                 --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          7.12.  Legal Fees. If any action at law or in equity (including
                 ----------
arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          7.13.  Expenses. Regardless of whether or not the transactions
                 --------
contemplated by this Agreement are completed, the Company shall reimburse the Investors for the reasonable fees and expenses (including reasonable fees and expenses of its legal counsel) incurred by the Investors in connection with the transactions contemplated by this Agreement, unless (a) the Company has (i) complied in all material respects with all of the provisions of this Agreement and (ii) satisfied the conditions of Investor's obligations at Closing set forth in Sections 4.1 through 4.12 and (b) the failure to complete the transactions contemplated by this Agreement results from the failure by the Investors either to comply in all material respects with all of the provisions of this Agreement or to satisfy the conditions of the Company's obligations at Closing set forth in Section 5.1, 5.2 or 5.4.

          7.14.  Publicity. Except as required by law, no party hereto shall
                 ---------
issue any press release or make any public statement regarding the transactions contemplated hereby without the prior approval of the other parties, and the parties hereto shall issue a mutually acceptable press release as soon as practicable after the date hereof and after the Closing Date. Notwithstanding the foregoing, the Company shall be permitted to make a public statement without obtaining the consent of the Investors if (a) the disclosure is required by the continued listing requirements of the Nasdaq National Market and (b) the Company has used its reasonable best efforts to consult with the Investors about the form and substance of such disclosure.

          7.15.  Definitions. For purposes of this Agreement:
                 -----------

               (a) "Material Adverse Effect" means a material adverse effect on
                    -----------------------
the business, assets, liabilities, condition (financial or otherwise), results of operations or prospects of the Company and its Subsidiaries, taken as a whole.

               (b) "Person" means an individual, corporation, partnership,
                    ------
limited liability company, joint venture, association, trust, unincorporated organization or other entity.

               (c) "Subsidiary" of any Person means, with respect to such
                    ----------
Person, any corporation, partnership, joint venture or other legal entity or which such Person (either alone or through or together with any other Subsidiary), owns, directly or indirectly, 50% or more of the stock or other equity interests the holders of which are generally entitled to vote for the election of the Board of Directors or other governing body of such corporation or other legal entity.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                         THE COMPANY:

                                         KANA SOFTWARE, INC.


                                         By: /s/ Brett T. White
                                            ____________________________________
                                         Name: Brett T. White
                                         Title: Chief Financial Officer

                                         Address: 181 Constitution Drive
                                                  Menlo Park, California 94025

THE INVESTORS:

         TCV IV, L.P.

         By:  Technology Crossover Management IV, L.L.C.
         Its: General Partner

         By:  /s/ Carla S. Newell
             ___________________________________
         Name:    Carla S. Newell
         Title:   Attorney in Fact


         TCV IV STRATEGIC PARTNERS, L.P.

         By:  Technology Crossover Management IV, L.L.C.
         Its: General Partner

         By:  /s/ Carla S. Newell
             ___________________________________
         Name:    Carla S. Newell
         Title:   Attorney in Fact

                                    EXHIBIT A
                                    ---------

                              SCHEDULE OF INVESTORS

     ------------------------------------------------------------------------
                                                 Percentage of Shares to be
                Investor                                 Purchased
     ------------------------------------------------------------------------
     TCV IV, L.P.
                                                              96.41%
     Technology Crossover Ventures
     528 Ramona Street
     Palo Alto, California 94301
     Attention:  Carla S. Newell
     Phone:  (650) 614-8224
     Fax:  (650) 614-8222

     With a copy to:

     Technology Crossover Ventures
     56 Main Street, Suite 210
     Millburn, New Jersey 07041
     Phone:  (973) 467-5320
     Fax:  (973) 467-5323

     And

     Latham & Watkins
     135 Commonwealth Drive
     Menlo Park, California 94025
     Attention:  Peter Kerman
     Phone:  (650) 328-4600
     Fax:  (650) 463-2600

     ----------------------------------------   -----------------------------
     TCV Strategic Partners, L.P.
                                                               3.59%
     Technology Crossover Ventures
     528 Ramona Street
     Palo Alto, California 94301
     Attention:  Carla S. Newell
     Phone:  (650) 614-8224
     Fax:  (650) 614-8222

     With a copy to:

     Technology Crossover Ventures
     56 Main Street, Suite 210
     Millburn, New Jersey 07041
     ------------------------------------------------------------------------


     ------------------------------------------------------------------------

     Phone:  (973) 467-5320
     Fax:  (973) 467-5323

     And

     Latham & Watkins
     135 Commonwealth Drive
     Menlo Park, California 94025
     Attention:  Peter Kerman
     Phone:  (650) 328-4600
     Fax:  (650) 463-2600

     ------------------------------------------------------------------------
          Total                                             100.00%
     ------------------------------------------------------------------------

                                    EXHIBIT B
                                    ---------

                           CERTIFICATE OF DESIGNATION

                      RESOLUTION OF THE BOARD OF DIRECTORS
                                    APPROVING
                            THE DESIGNATION STATEMENT
                                   RELATING TO
                     8% SERIES A CONVERTIBLE PREFERRED STOCK

     WHEREAS, the Second Amended and Restated Certificate of Incorporation of Kana Software, Inc., a Delaware corporation (the "Corporation"), authorizes the
                                                  -----------
Corporation to issue a total of 5,000,000 shares of preferred stock, par value $0.001 per share ("Preferred Stock"), which may be divided into one or more
                   ---------------
series as the Board of Directors may determine;

     WHEREAS, the Second Amended and Restated Certificate of Incorporation of the Corporation expressly vests in the Board of Directors the authority to fix and determine the designations, powers, preferences, relative and other special rights, and the qualifications, limitations and restrictions, of the Preferred Stock; and

     WHEREAS, the Board of Directors deems it advisable to designate a series of the Preferred Stock consisting of [______] shares designated as 8% Series A Convertible Preferred Stock;

     NOW, THEREFORE, IT IS HEREBY RESOLVED, that pursuant to Article IV of the Second Amended and Restated Certificate of Incorporation of the Corporation, there be and hereby is authorized and created a series of Preferred Stock hereby designated as 8% Series A Convertible Preferred Stock, to consist of [_______] shares, having a par value of $0.001 per share, which series shall have the voting rights, designations, powers, preferences, relative and other special rights, and the qualifications, limitations and restrictions set forth below:

     Series A Convertible Preferred Stock. [_______] of the authorized shares of Preferred Stock are hereby designated "8% Series A Convertible Preferred Stock" (the "Series A Preferred Stock"). The rights, preferences, privileges,
      ------------------------
restrictions and other matters relating to the Series A Preferred Stock are as follows:

     (a)  Dividend Rights.
          ---------------

          (i) Subject to the right of any other series of Preferred Stock that may from time to time come into existence and which is expressly senior to the rights of the Series A Preferred Stock, the holders of Series A Preferred Stock, in preference to the payment of any dividends to the holders of common stock, par value $0.001 per share, of the Corporation (the "Common Stock"), and any other stock of the Corporation hereafter
           ------------
     created which shall be junior to the Series A Preferred Stock (collectively with the Common Stock, "Junior Stock"), shall be entitled to cumulative
                             ------------
     dividends at the rate of 8% of the Series A Compounded Amount (as defined below) per annum (the "Series A Dividend Rate") on each outstanding share
                            ----------------------
     of Series A Preferred Stock. For any share of Series A Preferred Stock, such dividends shall begin to accrue commencing upon the first date a share of Series A Preferred Stock is issued and becomes outstanding (the "Series
                                                                         ------
     A Original Issue Date"). Dividends shall not be declared or paid except as
     ---------------------
     provided by Section (c) (through the payment of the Liquidation Preference) or Section (d) (through the conversion of the Series A Preferred Stock into shares of Common

     Stock). "Dividend Accrual Date" shall mean January 1, April 1, July 1 and
              ---------------------
     October 1 of each year. The "Series A Compounded Amount" shall, on any
                                  --------------------------
     particular date, be equal to the difference between (1) the Series A Accreted Value as of such date, less (2) the dividend, as of such date, which has accrued since the last Dividend Accrual Date. The "Series A
                                                                  --------
     Accreted Value" shall, on any particular date, be equal to the sum of the
     --------------
     Series A Original Issue Price plus the amount of all dividends on a share of Series A Preferred Stock accrued and unpaid as of such date. The original issue price of the Series A Preferred Stock shall be $[____] (as adjusted for any stock dividends paid in Series A Preferred Stock, and combinations, stock splits, recapitalizations and the like each with respect to shares of Series A Preferred Stock) (the "Series A Original
                                                          -----------------
     Issue Price").
     -----------

          (ii) In the event that the Corporation shall declare a dividend or distribution on Junior Stock (other than (x) a dividend on Common Stock paid solely in Common Stock or (y) a dividend on Common Stock paid solely in options to purchase Junior Stock pursuant to the provisions of a stockholder rights plan adopted by the Board of Directors), then the holders of the Series A Preferred Stock shall be entitled to a proportionate share of any such dividend or distribution as though the holders of the Series A Preferred Stock were the holders of the number of shares of Common Stock into which their respective shares of Series A Preferred Stock are convertible as of the record date fixed for the determination of the holders of the Junior Stock entitled to receive such dividend or distribution.

     (b)  Voting Rights.
          --------------

          (i) General Rights. Except as otherwise provided herein or as required
              ---------------
     by law, the Series A Preferred Stock shall vote with the shares of the Common Stock of the Corporation and not as a separate class, at any annual or special meeting of stockholders of the Corporation or the taking of any stockholder action by written consent, upon the following basis: each holder of shares of Series A Preferred Stock shall be entitled to such number of votes as shall be equal to the whole number of shares of Common Stock into which such holder's aggregate number of shares of Series A Preferred Stock are convertible pursuant to Section (d) hereof immediately after the close of business on the record date fixed for such meeting or the effective date of such written consent.

          (ii) Separate Vote of Series A Preferred Stock. In addition to any
               ------------------------------------------
     other vote or consent required herein or by law, the approval of the holders of at least a majority of the outstanding Series A Preferred Stock, voting as a separate class, shall be necessary before taking or effecting any of the following actions:

     (A) any amendment or waiver of any provisions of the Amended and Restated Certificate of Incorporation, as amended from time to time, or Bylaws, as amended from time to time, of the Corporation, in each case that adversely affects the rights, preferences or privileges of the Series A Preferred Stock;

     (B) any action that authorizes, creates or results in the issuance of any class or series of stock, or any other securities convertible into or exercisable for equity securities of the Corporation, having rights, preferences or privileges senior to or on a parity with the Series A Preferred Stock;

     (C) any Sale Transaction (as defined below);

     (D) any increase or decrease in the authorized number of shares of Series A Preferred Stock or Common Stock;

     (E) the payment or declaration of any dividend or distribution, whether in cash, securities or other property, on any Junior Stock (other than (1) a dividend on Common Stock paid solely in Common Stock or (2) a dividend on Common Stock paid solely in options to purchase Junior Stock pursuant to the provisions of a stockholder rights plan adopted by the Board of Directors); or

     (F) the repurchase, redemption or other acquisition of Junior Stock by the Corporation or any subsidiary, except (1) for acquisitions of Common Stock by the Corporation or its subsidiaries pursuant to stock-based compensation arrangements or agreements that permit the Corporation to repurchase such shares upon termination of services to the Corporation or its subsidiaries for a price not greater than the cost thereof to the applicable service provider and (2) for acquisitions by the Company or its subsidiaries in whole or partial satisfaction of the exercise price or applicable tax withholding requirements in respect of any option, restricted stock or similar award made pursuant to any compensation or benefit plan, agreement or arrangement maintained or assumed by, or any warrants issued or assumed by, the Company or any of its subsidiaries.

     (iii) Board of Directors. So long as at least _____ [1/3 of shares
           -------------------
purchased by Investors] shares of Series A Preferred Stock remain outstanding (as adjusted for any stock dividends paid in Series A Preferred Stock, and combinations, stock splits, recapitalizations and the like each with respect to shares of Series A Preferred Stock), one (1) member of the Board of Directors shall be subject to election and removal by the holders of a majority in interest of the outstanding Series A Preferred Stock voting as a separate class (the "Series A Designee"). In the case of any vacancy in the office of a
      -----------------
director elected by the holders of the Series A Preferred Stock, the holders of a majority of the outstanding shares of Series A Preferred Stock may elect a successor to hold office for the unexpired term of the director whose place shall be vacant. Any director who shall have been elected by the holders of the Series A Preferred Stock may be removed during the aforesaid term of office, either with or without cause, by, and only by, the affirmative vote of a majority of the holders of the outstanding shares of Series A Preferred Stock, given either at a special meeting of such stockholders duly called for that purpose or pursuant to a written consent of a majority of such stockholders. Any such act shall become effective on the date fixed in the notice to the Corporation thereof, or upon the delivery thereof to the Corporation, whichever is later, without the need for any other corporate procedure or action. For removal of any doubt, the appointment of a director as aforesaid, the dismissal or replacement of any director so appointed, shall be by written notice given to the Corporation by the party or parties designating the director pursuant to the procedures set forth above.

     (c) Liquidation Rights.
         -------------------

          (i) Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, including a Sale Transaction (as defined below) before any distribution or payment shall be made to the holders of any Junior Stock, subject to the rights of any series of Preferred Stock that may from time to time come into existence and which is expressly senior to the rights of the Series A Preferred Stock, the holders of Series A Preferred Stock shall be entitled to be paid in cash out of the assets of the Corporation (or in the case of a Sale Transation in the form of the consideration provided for by the terms thereof) an amount per share of Series A Preferred Stock equal to 100% of the Series A Accreted Value (the "Liquidation Preference") determined as of the day of payment of the Liquidation
 ----------------------
Preference, for each share of Series A Preferred Stock held by each such holder. If, upon any such liquidation, dissolution or winding up, including a Sale Transaction, the assets of the Corporation shall be insufficient to make payment in full of the Liquidation Preference to all holders of Series A Preferred Stock, then such assets shall be distributed among the holders of Series A Preferred Stock at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled. After the payment of the foregoing full Liquidation Preference of the Series A Preferred Stock and any other distribution that may be required with respect to any series of Preferred Stock that may from time to time come into existence and which is expressly senior to the rights of the Common Stock, the assets of the Corporation legally available for distribution, if any, shall be distributed ratably to the holders of the Common Stock and the Series A Preferred Stock, pro-rata based upon the number of shares of Common Stock held by such holders, assuming conversion of the Series A Preferred Stock into Common Stock in accordance with the provisions of section (d) below. Notwithstanding the foregoing, if in connection with any such liquidation, dissolution or winding up, whether voluntary or involuntary, including a Sale Transaction, the holders of Common Stock (before giving effect to the payment of the Liquidation Preference but after giving effect to the payment of the liquidation preference of any other class of Preferred Stock and assuming conversion in full of the outstanding shares of Series A Preferred Stock into Common Stock) would receive consideration with a value of at least $____ [five times the initial Series A Preferred Conversion Price] (as adjusted for stock splits, stock dividends of Common Stock, combinations, recapitalizations and the like with respect to the Common Stock) per share of Common Stock, then in lieu of the Liquidation Preference plus participation with the Common Stock provided for above, the holders of the Series A Preferred Stock shall receive the amount that they would be entitled to receive if all shares of Series A Preferred Stock were converted to Common Stock immediately prior to such liquidation, dissolution or winding up, whether voluntary or involuntary, including a Sale Transaction. The Corporation shall not enter into any Sale Transaction that does not provide for the treatment of the holders of Series A Preferred Stock in a manner consistent with the provisions of this Section (c) (including, without limitation, Section
(c)(iv)) (assuming in the case of a merger or consolidation that the assets of the Corporation legally available for distribution equals the aggregate consideration to be received by the Corporation's stockholders in such merger or consolidation). In the event the requirements of the immediately preceding sentence are not complied with in connection with a Sale Transaction, the Corporation shall forthwith either (A) cause the closing of such Sale Transaction to be postponed until such time as such requirements have been complied with or (B) cancel such Sale Transaction, in which event the rights, preferences and privileges of the holders of the Series A Preferred Stock shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice referred to in Section (c)(v). Upon receipt by any holder of the full amount of the distributions to such holder as contemplated by this Section (c)(i) in respect of any share of Series A Preferred Stock, such share of Series A Preferred Stock shall be deemed to be retired and shall no longer be outstanding.

     (ii) The following events (each a "Sale Transaction") shall be considered a
                                        ----------------
liquidation under this Section (c):

          (A) any consolidation or merger of the Corporation with or into any other corporation or other entity or person in which the stockholders of the Corporation immediately prior to such consolidation or merger own less than 50% of the Corporation's equity interest or voting power immediately after such consolidation or merger, or any transaction or series of related transactions, or any other corporate reorganization, to which the Corporation is a direct contracting party in which in excess of 50% of the Corporation's equity interest or voting power is transferred, excluding any consolidation or merger effected exclusively to change the domicile of the Corporation (an "Acquisition"); or
                                                           -----------

          (B) a sale, lease or other disposition of all or substantially all of the assets of the Corporation (an "Asset Transfer").
                                   --------------

     (iii) In any of the events set forth in subparagraph (ii), if the consideration received by the Corporation or its stockholders is other than cash, its value will be deemed its fair market value as determined in good faith by the Board of Directors and the holders of a majority of the outstanding Series A Preferred Stock. Any securities shall be valued as follows:

          (A) Securities not subject to restrictions on free marketability covered by subparagraph (B) below:

               (1) If traded on a securities exchange or through the Nasdaq National Market (or a similar national quotation system), the value shall be deemed to be the average of the closing prices of the securities on such quotation system over the 20-day period ending three days prior to the closing;

               (2) If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the 20-day period ending three days prior to the closing; and

               (3) If there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors and the holders of a majority of the outstanding Series A Preferred Stock.

          (B) The method of valuation of securities subject to restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder's status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in subparagraphs
(iii)(A)(1), (2) or (3) to reflect the approximate fair market value thereof, as determined in good faith by the Board of Directors and the holders of a majority of the outstanding Series A Preferred Stock.

     (iv) Notwithstanding any other provision of this Section (c), if any Acquisition is approved by both (A) the vote of the holders of at least a majority of the Series A Preferred Stock, voting as a single class, and (B) a vote sufficient under the Delaware General Corporation Law, this Certificate and the Bylaws of the Corporation, then such Acquisition and the rights of the holders of Common Stock and Preferred Stock in connection with such Acquisition will be governed by the documents to be entered into in connection with such Acquisition.

          (v) Written notice of any such liquidation, dissolution or winding up, including any Sale Transaction, of the Corporation within the meaning of this Section (c), which states the payment date, the place where said payments shall be made and the date as to such shares (which shall be not less than 10 days after the date of such notice), shall be given by first class mail, postage prepaid, or by telecopy or facsimile, not less than 20 days prior to the payment date stated therein, to the then holders of record of Series A Preferred Stock, such notice to be addressed to each such holder at its address as shown on the records of the Corporation.

     (d) Conversion Right. The holders of the Series A Preferred Stock shall
         ----------------
have the following rights with respect to the conversion of the Series A Preferred Stock into shares of Common Stock (the "Conversion Rights"):

          (i) Optional Conversion. Subject to and in compliance with the
              -------------------
provisions of this Section (d), any share of Series A Preferred Stock may, at the option of the holder, be converted at any time into fully-paid and nonassessable shares of Common Stock. The number of shares of Common Stock to which a holder of Series A Preferred Stock shall be entitled upon conversion shall be the product obtained by multiplying the "Series A Preferred Conversion Rate" then in effect (determined as provided in subsection (ii)) by the number of shares of Series A Preferred Stock being converted.

          (ii) Series A Preferred Conversion Rate. The conversion rate in effect
               ----------------------------------
at any time for conversion of the Series A Preferred Stock (the "Series A
                                                                 --------
Preferred Conversion Rate") shall be the quotient obtained by dividing the
-------------------------
Series A Accreted Value by the "Series A Preferred Conversion Price," calculated as provided in subsection (iii) below.

          (iii) Series A Preferred Conversion Price. The conversion price for
                -----------------------------------
the Series A Preferred Stock shall initially be $____ the "Series A Preferred
                                                           ------------------
Conversion Price"). Such initial Series A Preferred Conversion Price shall be
----------------
adjusted from time to time in accordance with this Section (d). All references to the Series A Preferred Conversion Price herein shall mean the Series A Preferred Conversion Price as so adjusted.

          (iv) Mechanics of Conversion. Each holder of Series A Preferred Stock
               -----------------------
who desires to convert the same into shares of Common Stock pursuant to Section
(d)(i) shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or any transfer agent for the Series A Preferred Stock, and shall give written notice to the Corporation at such office that such holder elects to convert the same. Such notice shall state the number of shares of Series A Preferred Stock being converted. Thereupon, the Corporation shall promptly issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled and shall promptly pay in cash the value of any fractional share of Common Stock otherwise issuable to any holder of Series A Preferred Stock. Such conversion shall be deemed to have been made at the close of business on the date of such surrender of the certificates representing the shares of Series A Preferred Stock to be converted, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date. If a conversion is in connection with a bona fide public offering of the shares of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, or under similar laws of other jurisdictions (a "Public
                                                                   ------
Offering"), the conversion shall be conditioned upon the closing of the sale of
--------
securities pursuant to such Public Offering, and the conversion shall not be deemed to have occurred until immediately prior to the closing of such sale of securities.

          (v) Adjustment Upon Common Stock Event. Upon the happening of a Common
              ----------------------------------
Stock Event (as hereinafter defined) at any time or from time to time after the Series A Original Issue Date, the Series A Preferred Conversion Price shall, simultaneously with the happening of such Common Stock Event, be adjusted by multiplying the Series A Preferred Conversion Price in effect immediately prior to such Common Stock Event by a fraction, (i) the numerator of which shall be the number of shares of Common Stock issued and outstanding immediately prior to such Common Stock Event and (ii) the denominator of which shall be the number of shares of Common Stock issued and outstanding immediately after such Common Stock Event, and the product so obtained shall thereafter be the Series A Preferred Conversion Price. The Series A Preferred Conversion Price shall be readjusted in the same manner upon the happening of each subsequent Common Stock Event. As used in this Section (d), the term "Common Stock Event" shall mean (i)
                                              ------------------
the issue by the Corporation of additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise), or (iii) a combination or consolidation, by reclassification or otherwise of the outstanding shares of Common Stock into a smaller number of shares of Common Stock. Notwithstanding the foregoing, the adjustment to the Series A Preferred Conversion Price provided by this Section (d)(v) shall not be made with respect to a Common Stock Event if the holders of Series A Preferred Stock shall have received, in connection with such Common Stock Event, a proportionate share of such dividend or distribution pursuant to Section (a)(ii).

          (vi) Adjustment for Other Dividends and Distributions. If at any time
               ------------------------------------------------
or from time to time after the Series A Original Issue Date the Corporation pays a dividend or makes another distribution to the holders of the Common Stock (or fixes a record date for the determination of holders of Common Stock entitled to receive such dividend or other distribution) payable in securities of the Corporation or any of its subsidiaries, in each case other than shares of Common Stock, then in each such event provision shall be made so that the holders of Series A Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable upon conversion thereof, the amount of securities of the Corporation or such subsidiary which they would have received had their Series A Preferred Stock been converted into Common Stock on the date of such event (or such record date, as applicable) and had they thereafter, during the period from the date of such event (or such record date, as applicable) to and including the conversion date, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments required during such period under this Section (d) with respect to the rights of the holders of the Series A Preferred Stock or with respect to such other securities by their terms. Notwithstanding the foregoing, the adjustment provided by this Section (d)(vi) shall not be made if the holders of the

Series A Preferred Stock shall have received a proportionate dividend as provided in Section (a)(ii).

          (vii) Adjustment for Reclassification, Recapitalization, Etc. If at
                ------------------------------------------------------
any time or from time to time after the Series A Original Issue Date, the Common Stock issuable upon the conversion of the Series A Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than an Acquisition as defined in Section (c), a Common Stock Event provided for in Section (d)(v) above, or a reorganization, merger or consolidation provided for elsewhere in this Section (d)), in any such event each holder of Series A Preferred Stock shall have the right thereafter to convert such Series A Preferred Stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by a holder of the maximum number of shares of Common Stock into which such shares of Series A Preferred Stock could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section (d)(vii) with respect to the rights of the holders of Series A Preferred Stock after such recapitalization, reclassification or other change (including adjustment of the Series A Preferred Conversion Price then in effect and the number of shares issuable upon conversion of the Series A Preferred Stock), to the end that the provisions of this Section (d) shall be applicable after that event and be as nearly equivalent as practicable.

          (viii) Adjustment for Reorganizations, Mergers or Consolidations. If
                 ---------------------------------------------------------
at any time or from time to time after the Series A Original Issue Date, there is a reorganization, merger or consolidation of the Corporation with or into another corporation or another entity or person (other than an Acquisition as defined in Section (c)), as a part of such reorganization, merger or consolidation, provision shall be made so that the holders of the Series A Preferred Stock shall thereafter be entitled to receive upon conversion of each share of Series A Preferred Stock the number of shares of stock or other securities or property which a holder of the maximum number of shares of Common Stock into which such share of Series A Preferred Stock could have been converted immediately prior to such reorganization, merger or consolidation, subject to adjustment in respect of such stock or securities by the terms thereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section (d)(viii) with respect to the rights of the holders of Series A Preferred Stock after the reorganization, merger or consolidation (including adjustment of the Series A Preferred Conversion Price then in effect and the number of shares issuable upon conversion of the Series A Preferred Stock), to the end that the provisions of this Section (d) shall be applicable after that event and be as nearly equivalent as practicable.

          (ix) Notices of Record Date. Upon (i) any taking by the Corporation of
               ----------------------
a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any Acquisition or other reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation with or into any other entity, or any Asset Transfer, or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Series A Preferred Stock at least 10 days prior to the record date specified therein (or such shorter period approved by a majority of the outstanding Series A Preferred Stock) a notice specifying
(A) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such Acquisition, reorganization, reclassification, transfer, consolidation, merger, Asset Transfer, dissolution, liquidation, or winding up is expected to become effective, and (C) the date, if any, that is to be fixed as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such Acquisition, reorganization, reclassification, transfer, consolidation, merger, Asset Transfer, dissolution, liquidation or winding up.

          (x) Automatic Conversion.
              --------------------

               (A) Each share of Series A Preferred Stock shall automatically be converted into shares of Common Stock, based on the then-effective Series A Preferred Conversion Rate if, at any time after the one-year anniversary of the Series A Original Issue Date, (x) the Common Stock had a Daily Volume-Weighted Average Price (as defined below) of at least $____ [three times the initial Series A Preferred Conversion Price] (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to the shares of Common Stock) for 90 consecutive trading days ending after such one-year anniversary, which period may begin prior to such anniversary, and (y) the Shelf Registration (as defined in and provided for in the Investor Rights Agreement, dated as of November ___, 2001 (the "Investor Agreement"), among the Corporation
                                     ------------------
and the other persons listed on the signature pages thereto) has become effective under the Securities Act of 1933, as amended, and is then available for sales of Common Stock by the Investors (as defined in the Investor Agreement) (to the extent the requirement to maintain such Shelf Registration effective has not at such time lapsed pursuant to Section 5 of the Investor Agreement). For purposes of this Section (d)(x)(A), the term "Daily
                                                              -----
Volume-Weighted Average Price" shall mean with respect to a trading day (1) if
-----------------------------
the Common Stock is traded on a securities exchange or through the Nasdaq National Market (or a similar national quotation system), the volume-weighted average sales price of the Common Stock on such exchange or quotation system with respect to such trading day, and (2) if clause (1) is inapplicable, the volume-weighted average sale price in the over-the-counter market with respect to such trading day.

               (B) Each share of Series A Preferred Stock shall automatically be converted into shares of Common Stock, based on the then-effective Series A Preferred Conversion Rate, upon the approval of holders of at least a majority of the outstanding shares of Series A Preferred Stock.

               (C) Upon the occurrence of the events specified in subparagraph
(A) or (B), subject to compliance with the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended, the outstanding shares of Series A Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless the certificates evidencing such shares of Series A Preferred Stock are either delivered to the Corporation or its transfer agent as provided below, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement reasonably satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates. Upon the occurrence of such automatic conversion of the Series A Preferred Stock, (x) the Corporation shall notify (the "Automatic Conversion Notice") each holder of Series A
                   ---------------------------
Preferred Stock who is shown to be such a holder on the books of the Corporation as of the time immediately prior to such conversion and (y) the holders of Series A Preferred Stock shall surrender the certificates representing such shares at the office of the Corporation or any transfer agent for the Series A Preferred Stock, which shall be designated in the Automatic Conversion Notice. Thereupon, there shall be issued and delivered to such holder promptly at such office and in its name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of Series A Preferred Stock surrendered were convertible on the date on which such automatic conversion occurred.

          (xi) Fractional Shares. No fractional shares of Common Stock shall be
               -----------------
issued upon conversion of Series A Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series A Preferred Stock represented by a single certificate shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of any fractional share, the Corporation shall, in lieu of issuing any fractional share, pay cash equal to the product of such fraction multiplied by the Common Stock's fair market value (as determined by the Board of Directors) on the date of conversion.

          (xii) Reservation of Stock Issuable Upon Conversion. The Corporation
                ---------------------------------------------
shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, the Corporation will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

          (xiii) Notices. Any notice required by the provisions of this Section
                 -------
(d) shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile, on the next Business Day, (iii) five days after having been sent by registered or certified U.S. mail, return receipt requested, postage prepaid, or (iv) one Business Day after deposit with a nationally recognized overnight courier, specifying next day delivery, with verification of receipt. All notices shall be addressed to each holder of record at the address of such holder appearing on the books of the Corporation. The term "Business Day" means
                                                            ------------
any day other than a Saturday, a Sunday or a day on which banking institutions in the City of San Francisco, California are authorized or required by law to be closed.

          (xiv) Payment of Taxes. The Corporation will pay all taxes (other than
                ----------------
taxes based upon income) and other governmental charges that may be imposed with respect to the issue or delivery of shares of Common Stock upon conversion of shares of Series A Preferred Stock, excluding any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Series A Preferred Stock so converted were registered.

          (xv) No Impairment. The Corporation shall not avoid or seek to avoid
               -------------
the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but shall at all times in good faith assist in carrying out all such actions as may be reasonably necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock against impairment.

     (e) Waiver. Any rights of the holders of Series A Preferred Stock set forth
         ------
herein, other than the voting rights set forth in Section (b)(iii), may be waived by the affirmative vote or consent of the holders of a majority of the shares of Series A Preferred Stock then outstanding.

     (f) Limitation on Reissuance of Shares. No share or shares of Series A
         ----------------------------------
Preferred Stock acquired by the Corporation by reason of purchase, conversion or otherwise shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares of Series A Preferred Stock that the Corporation is authorized to issue.

                                    EXHIBIT D
                                    ---------

                            INVESTOR RIGHTS AGREEMENT

                               KANA SOFTWARE, INC.

                            INVESTOR RIGHTS AGREEMENT

                                __________, 2002

                            INVESTOR RIGHTS AGREEMENT
                            -------------------------

     THIS INVESTOR RIGHTS AGREEMENT (the "Agreement") is entered into as of
           , 2002, by and among KANA SOFTWARE, INC., a Delaware corporation (the
-----------
"Company"), and the persons set forth on the Schedule of Investors attached
---------
hereto as Exhibit A (the "Investors").
          ---------       ---------

                                    RECITALS

     1. The Company has entered into a Share Purchase Agreement, dated as of
November    , 2001 (the "Share Purchase Agreement"), with each of the Investors
         ---             ------------------------
identified therein pursuant to which the Company has sold or desires to sell to the Investors, and the Investors have purchased or desire to purchase from the Company, shares of the Company's 8% Series A Convertible Preferred Stock, par value $0.001 per share (the "Series A Preferred Stock").
                             ------------------------

     2. As a condition to each of the Investors' obligations under the Share Purchase Agreement, the Company and the Investors will enter into this Agreement for the purpose of granting certain registration and other rights to the Investors.

     NOW, THEREFORE, in consideration of the covenants and promises set forth herein, and for other good and valuable consideration, intending to be legally bound hereby the parties agree as follows:

        SECTION 1 Certain Definitions. As used in this Agreement, the
                  -------------------
capitalized terms identified in the Preamble and the Recitals shall have the meanings identified therein and the following terms shall have the following respective meanings:

        "Commission" shall mean the Securities and Exchange Commission or any
         ----------
other federal agency at the time administering the Securities Act.

        "Common Stock" shall mean the Common Stock, par value $0.001 per share,
         ------------
of the Company.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as
         ------------
amended, or any similar successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

        "Holder" shall mean (i) any Investor holding Registrable Securities and
         ------
(ii) any person holding Registrable Securities to whom the rights under this Agreement have been transferred in accordance with Section 13 hereof.

        The terms "register", "registered" and "registration" refer to a
                   --------    ----------       ------------
registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

        "Registration Expenses" shall mean all expenses incurred by the Company
         ---------------------
in complying with Sections 5 and 6 hereof, including, without limitation, all registration, qualification, listing and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration, provided that Registration Expenses shall not be deemed to include any Selling Expenses.

        "Registrable Securities" shall mean any Common Stock of the Company (i)
         ----------------------
issued or issuable upon conversion of the shares of Series A Preferred Stock purchased by the Investors under the Share Purchase Agreement, (ii) issued or issuable in respect of the Shares or other securities issued or issuable with respect to the Shares upon any stock split, stock dividend, recapitalization or similar event or (iii) otherwise issued or issuable with respect to the Shares; provided, however, that shares of Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction or (B) transferred in a transaction pursuant to which the registration rights are not also assigned in accordance with Section 13 hereof.

        "Restricted Securities" shall mean the Shares required to bear the
         ---------------------
legend set forth in Section 3 hereof.

        "Securities Act" shall mean the Securities Act of 1933, as amended, and
         --------------
the rules and regulations promulgated thereunder or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

        "Selling Expenses" shall mean all underwriting discounts, selling
         ----------------
commissions and stock transfer taxes applicable to the securities registered by the Holders.

        "Shares" shall mean all shares of Series A Preferred Stock purchased by
         ------
the Investors pursuant to the Share Purchase Agreement and all shares of Common Stock issued or issuable in respect thereof.

    SECTION 2 Restrictions. The Shares shall not be sold, assigned, transferred
              ------------
or pledged except upon the conditions specified in Section 4, which conditions are intended to ensure compliance with the provisions of the Securities Act.

    SECTION 3 Restrictive Legend. Each certificate representing the Shares
              ------------------
(unless otherwise permitted by the provisions of Section 4 below) shall be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

    "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF

    SUCH REGISTRATION OR AN EXEMPTION FROM SUCH REGISTRATION."

        Each Investor consents to the Company making a notation on its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer set forth in Section 4.

    SECTION 4 Notice of Proposed Transfers. The holder of each certificate
              ----------------------------
representing Restricted Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Section 4. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied by either (i) an opinion of legal counsel reasonably satisfactory to the Company to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto or (iii) any other evidence reasonably satisfactory to counsel to the Company, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Notwithstanding the foregoing, the Company will not require such a notice or legal opinion or "no action" letter (a) in any customary transaction in compliance with Rule 144, (b) in any transaction in which a Holder that is a corporation distributes Restricted Securities solely to its majority owned subsidiaries or affiliates for no consideration or (c) in any transaction in which a Holder that is a partnership or limited liability company distributes Restricted Securities solely to its affiliates (including affiliated fund partnerships), partners or members thereof for no consideration. Each certificate evidencing the Restricted Securities transferred as above provided shall bear the appropriate restrictive legend set forth in Section 3 above, except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for such holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

    SECTION 5 Requested Registration. The Company shall use its best efforts to
              ----------------------
register the sale or distribution by the Holders, on a delayed or continuous basis, of all of the Registrable Securities on a Form S-3 registration statement (or any successor form to Form S-3) (the "Shelf Registration") within 90 days
                                          ------------------
after the initial issuance thereof (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations). Once declared effective, the Company shall use its best efforts to cause (x) the Shelf Registration to be effective until such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all such Holder's shares to the public in any and all three-month periods (other than pursuant to Rule 144(k)) and (y) subject to Section 9(h), the Shelf Registration to be useable by the Holders during such entire period. The Company shall not be obligated to take any action to effect the Shelf Registration in any particular jurisdiction in which the Company would be required to qualify to do business, subject itself to general taxation or execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already qualified to do business, subject to general taxation or subject to service, as the case may be, in such jurisdiction, except as may be required by the Securities Act.

    SECTION 6 Company Registration.
              --------------------

          (a) Notice of Registration. If at any time or from time to time, the
              ----------------------
Company shall determine to register any of its equity securities, either for its own account or the account of a security holder or holders other than (i) a registration relating solely to employee benefit plans, (ii) a registration relating solely to a Commission Rule 145 transaction or (iii) a registration on any registration form that does not permit secondary sales (such as a "universal shelf" Form S-3), the Company will:

              (i)  promptly give to each Holder written notice thereof; and

              (ii) subject to Section 6(b) below, include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests made within 15 days after receipt of such written notice from the Company by any Holder.

          (b) Underwriting. If the registration of which the Company gives
              ------------
notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 6(a)(i). In such event, the right of any Holder to registration pursuant to this Section 6 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. Each Holder proposing to distribute its securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into and perform such Holder's obligations under an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 6, if the managing underwriter provides written notice to the Holders that it has determined that market factors require a limitation on the number of shares to be included in such registration, the managing underwriter shall include in the offering the maximum number of shares that may be included in the offering consistently with such market factors and shall allocate such included shares as follows: (i) first, the shares requested to be sold by the Company for its own account or the holder of securities initiating the registration under demand registration rights granted by the Company; (ii) second, on a pro rata basis among the holders thereof, the shares requested to be included in the offering by the Holders and the shares requested to be included in the offering pursuant to piggyback registration rights granted by the Company; and (iii) third, any other shares requested or proposed by the Company to be included for resale. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder or other holder to the nearest 100 shares. If any Holder or other holder disapproves of the terms of any such underwriting, he or she may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

          (c) Right to Terminate Registration. The Company shall have the right
              -------------------------------
to terminate or withdraw any registration initiated by it under this Section 6 prior to the effectiveness of such registration, whether or not any Holder has elected to include securities in such registration.

    SECTION 7 Limitations on Subsequent Registration Rights. From and after the
              ---------------------------------------------
date hereof, the Company shall not enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights with respect to such securities that are inconsistent with the rights granted to the Holders herein, without the consent of Holders of at least a majority of the Registrable Securities.

    SECTION 8 Expenses of Registration. All Registration Expenses incurred in
              ------------------------
connection with any registration pursuant to Sections 5 and 6 and the reasonable cost of one special legal counsel to represent all of the Holders together in any such registration shall be borne by the Company. All Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders of the registered securities included in such registration pro rata on the basis of the number of shares so registered.

    SECTION 9 Registration Procedures. In the case of each registration,
              -----------------------
qualification or compliance effected by the Company pursuant to Sections 5 and 6, the Company will keep each Holder participating in such registration advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof and, at its expense, the Company will:

          (a) prepare and file with the Commission a registration statement with respect to such securities;

          (b) furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

          (c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statements as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

          (d) notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and, subject to Section 9(h), at the request of any such seller, prepare promptly and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchaser of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

          (e) use best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

          (f) make available for inspection by any Holder of at least 500,000 Registrable Securities (as adjusted for any stock dividends paid in Registrable Securities, and combinations, stock splits, recapitalization and the like each with respect to shares of Registrable Securities) participating in such registration, any underwriter participating in any disposition pursuant to such registration, and any attorney or accountant retained by any such Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers and directors to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such registration statement; provided, however, that such Holder, underwriter, attorney or accountant shall execute a written agreement in favor of the Company obligating such person to hold in confidence and trust all information so provided;

          (g) use best efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters; and

          (h) notwithstanding any other provision of this Agreement, the Company shall have the right to suspend the use of the prospectus and the registration statement covering any Registrable Security in order to prevent pre-mature disclosure of any material non-public information related to corporate developments by delivering written notice of such suspension to all Holders listed on the Company's records; provided, however, that the Company may exercise the right to such suspension only once in any 12-month period and for a period not to exceed 90 days. From and after the date of a notice of suspension under this Section 9(h), each Holder agrees not to use the prospectus or registration statement until the earlier of (1) notice from the Company that such suspension has been lifted or (2) the 90th day following the giving of such notice.

    SECTION 10 Indemnification.
               ---------------

           (a) The Company will indemnify each Holder, each of its current and former officers, directors, partners and members, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act, Exchange Act or state securities laws applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its current and former officers, directors, partners and members, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, as such expenses are incurred, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by such Holder, controlling person or underwriter and stated to be specifically for use therein. The indemnity agreement contained in this section shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to a Holder in any such case for any such loss, claim, damage, liability or action (1) to the extent that it arises our of or is based upon a violation of any state or federal law which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by or on behalf of such Holder or (2) in the case of a sale directly by a Holder of Registrable Securities (including a sale of such Registrable Securities through any underwriter retained by such Holder engaging in a distribution solely on behalf of such Holder), such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and such Holder failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Registrable Securities to the person asserting any such loss, claim, damage or liability in any case in which such delivery is required by the Securities Act.

           (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors, officers, partners and members, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the

Securities Act, and each other such Holder, each of its officers, directors, partners and members and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, partners, members, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as such expenses are incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein, provided that in no event shall any indemnity under this subparagraph 10(b) payable by a Holder exceed the net proceeds received by such Holder from the sale of Registrable Securities included in such registration.

           (c) Each party entitled to indemnification under this Section 10 (the "Indemnified Party") shall give notice to the party required to provide
 -----------------
indemnification (the "Indemnifying Party") promptly after such Indemnified Party
                      ------------------
has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense; provided, however, that an Indemnified Party (together with all other Indemnified Parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential conflicting interests between such Indemnified Party and any other party represented by such counsel in such proceeding. The failure of any Indemnified Party to give notice as provided herein shall relieve the Indemnifying Party of its obligations under this
Section 10 only to the extent that the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party (which consent shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. The indemnity agreements contained in this Section 10 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of the Indemnifying Party, which consent shall not be unreasonably withheld.

           (d) If the indemnification provided for in this Section 10 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party, other than pursuant to its terms, with respect to any claim, loss, damage, liability or action referred to therein, then, subject to the limitations contained in Section 10(e), the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such claim, loss, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other in connection with the actions that resulted in such claims, loss, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact related to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 10(d) were based solely upon the number of entities from whom contribution was requested or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 10(d). In no event shall any Holder's contribution obligation under this Section 10(d) exceed the net proceeds received by such Holder from the sale of Registrable Securities included in such registration.

           (e) The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to above in this Section 10 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim, subject to the provisions of Section 10 hereof. Notwithstanding the provisions of this Section 10, no Holder shall be required to contribute any amount or make any other payments under this Agreement which in the aggregate exceed the net proceeds (after selling expenses) received by such Holder. No person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

    SECTION 11 Information by Holder. The Holder or Holders of Registrable
               ---------------------
Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

    SECTION 12 Rule 144 Reporting. With a view to making available the benefits
               ------------------
of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, Company agrees to use its best efforts to:

           (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

           (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

           (c) so long as a Holder owns any Restricted Securities, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144, the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

    SECTION 13 Transfer of Registration Rights. The rights to cause the Company
               -------------------------------
to register securities granted to any party hereto under this Agreement may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by such party; provided, however, that (a) such transfer may otherwise be effected in accordance with applicable securities laws, (b) notice of such assignment is given to the Company and (c) such transferee or assignee (i) is a subsidiary, affiliated partnership, affiliate or partner or limited liability company member (including limited partners, retired partners, spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) of such party or (ii) acquires from such party at least 500,000 Registrable Securities (as adjusted for any stock dividends paid in Registrable Securities, and combinations, stock splits, recapitalization and the like each with respect to shares of Registrable Securities).

    SECTION 14 Termination of Rights. The rights of any particular Holder to
               ---------------------
cause the Company to register securities under Section 5 shall terminate with respect to such Holder at such time as such Holder may sell all its shares to the public in a three-month period in accordance with Rule 144 (or another similar exemption under the Securities Act) pursuant to (a) Rule 144(k) or (b) the one percent of the shares of the class outstanding limitation set forth in Rule 144(e)(1)(i), in each case under the Securities Act. The rights of any particular Holder to cause the Company to register securities under Section 6 shall terminate with respect to such Holder at such time as such Holder, together with all other persons required to be aggregated with such Holder for purposes of the volume limitation under Rule 144, may sell all its shares to the public in a three-month period in accordance with Rule 144 (or another similar exemption under the Securities Act) (a) pursuant to Rule 144(k) under the Securities Act and such Holder owns Registrable Securities representing less than 5% of the outstanding Common Stock, assuming conversion of all such Holder's Registrable Securities into Common Stock or (b) pursuant to the one percent of the shares of the class outstanding limitation set forth in Rule 144(e)(1)(i) under the Securities Act.

    SECTION 15 Third Parties. Nothing in this Agreement, express or implied, is
               -------------
intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

    SECTION 16 Governing Law. This Agreement shall be governed by and construed
               -------------
under the laws of the State of California without regard to choice of laws or conflict of laws provisions thereof.

    SECTION 17 Counterparts. This Agreement may be executed in two or more
               ------------
counterparts and signature pages may be delivered by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    SECTION 18 Notices. All notices and other communications required or
               -------
permitted hereunder shall be in writing and shall be (A) mailed by registered or certified mail, postage prepaid, return receipt requested, (B) delivered by a nationally recognized overnight courier, (C) sent by confirmed telecopy or (D) otherwise delivered by hand or by messenger, addressed (i) if to an Investor, at such Investor's address set forth on Exhibit A, or at such other address as such Investor shall have furnished to the Company in writing; or (ii) if to the Company, at its address set forth on the signature page of this Agreement addressed to the attention of the Corporate Secretary, with a copy to Fenwick & West LLP, 225 Battery Street, San Francisco, California 94111, Attention: David Michaels, Fax: (415) 281-1350, or to such other address as the Company shall have furnished to the Investors. If notice is provided by mail, notice shall be deemed to be given two business days after proper deposit in a mailbox; if by overnight courier, notice shall be deemed to be given on the next business day after deposit; if by facsimile, on the next business day after completion of such facsimile transmission as conclusively evidenced by the transmission receipt; and if by hand or messenger, upon receipt by the addressee.

    SECTION 19 Severability. If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement, and the balance of this Agreement shall be enforceable in accordance with its terms.

    SECTION 20 Amendment and Waiver. Any provision of this Agreement may be
               --------------------
amended or waived with the written consent of the Company and the holders of at least a majority of the outstanding Registrable Securities, provided that (i) no such amendment shall impose or increase any liability or obligation on a holder without the consent of such Holder and (ii) no such amendment having a disproportionately adverse effect on any Holder in relation to the other Holders may be made without consent of such Holder. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder and the Company. In addition, the Company may waive performance of any obligation owing to it, as to some or all of the Holders, or agree to accept alternatives to such performance, without obtaining the consent of any holder. In the event that an underwriting agreement is entered into between the Company and any Holder, and such underwriting agreement contains terms differing from this Agreement, as to any such Holder the terms of such underwriting agreement shall govern.

    SECTION 21 Rights of Holders. Each party to this Agreement shall have the
               -----------------
absolute right to exercise or refrain from exercising any right or rights that such party may have by reason of this Agreement, including, without limitation, the right to consent to the waiver or modification of any obligation under this Agreement, and such party shall not incur any liability to any other party or other Holder of any securities of the Company as a result of exercising or refraining from exercising any such right or rights.

    SECTION 22 Delays or Omissions. No delay or omission to exercise any right,
               -------------------
power or remedy accruing to any party to this Agreement, upon any breach or default of any other party, shall impair any such right, power or remedy of such non-breaching party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

    SECTION 23 Titles and Subtitles. The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

    SECTION 24 Legal Fees. If any action at law or in equity (including
               ----------
arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements, including on appeal, in addition to any other relief to which such party may be entitled.

    IN WITNESS WHEREOF, the parties have executed this Investor Rights Agreement as of the date first above written.

                                         THE COMPANY:

                                         KANA SOFTWARE, INC.


                                         By:____________________________________
                                         Name:
                                         Title:


                                         Address: 181 Constitution Drive
                                                  Menlo Park, California 94025

                                 THE INVESTORS:

         TCV IV, L.P.

         By:   Technology Crossover Management IV, L.L.C.
         Its:  General Partner

         By: __________________________________
         Name:  Carla S. Newell
         Title: Attorney in Fact


         TCV IV STRATEGIC PARTNERS, L.P.

         By:   Technology Crossover Management IV, L.L.C.,
         Its:  General Partner

         By: __________________________________
         Name:  Carla S. Newell
         Title: Attorney in Fact

                                    EXHIBIT A
                                    ---------

                              SCHEDULE OF INVESTORS



         TCV IV, L.P.
         TCV IV STRATEGIC PARTNERS, L.P.


Mailing Address:
         Technology Crossover Ventures
         528 Ramona Street
         Palo Alto, California 94301
         Attention: Carla S. Newell
         Phone: (650) 614-8224
         Fax:   (650) 614-8222


with a copy to:
         Technology Crossover Ventures
         56  Main Street, Suite 210
         Millburn, New Jersey 07041
         Attention: Robert C. Bensky
         Phone: (973) 467-5320
         Fax:   (973) 467-5323

and:
         Latham & Watkins
         135 Commonwealth Drive
         Menlo Park, California 94025
         Attention: Peter Kerman
         Phone: (650) 328-4600
         Fax:   (650) 463-2600

                                    EXHIBIT E
                                    ---------

                              FORM OF LEGAL OPINION

1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own or lease its properties and assets and to conduct its business in the manner in which it is presently conducted. Each Significant U.S. Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with the requisite power and authority to own or lease its properties and assets and to conduct its business in the manner in which it is presently conducted. The Certificate of Designations has been duly filed with the Secretary of State of the State of Delaware. The Company and each of its Significant U.S. Subsidiaries is qualified to do business and is in good standing in all states in which the failure to be so qualified or in good standing would have a Material Adverse Effect.

2. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under each of the Transaction Agreements and to issue the Purchased Shares and the Warrants in accordance with the terms of the Purchase Agreement.

3. The execution, delivery and performance of each of the Transaction Agreements have been duly authorized by the Company by all necessary corporate action. Each of the Transaction Agreements has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

4. The authorized capital stock of the Company, as of the date hereof and immediately prior to the Closing, consists of 1,000,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock, _______ shares of which are designated 8% Series A Convertible Preferred Stock. There are no other series of preferred stock designated. The rights, preferences and privileges of the 8% Series A Convertible Preferred Stock are as stated in the Certificate of Designations.

5. To our knowledge, all issued and outstanding shares of capital stock of each Significant U.S. Subsidiary are held of record on the stock ledger of such Significant U.S. Subsidiary by the Company and, to our knowledge, are free of any liens. To our knowledge, there are no outstanding rights of first refusal, preemptive rights or other rights, options, warrants, conversion rights or other agreements for the purchase or acquisition from any Significant U.S. Subsidiary of the Company of any shares of its capital stock.

6. When issued and delivered to the applicable Investor pursuant to the Purchase Agreement against payment of the consideration therefor as provided therein, the Purchased Shares will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights under Applicable Law, the Certificate of Incorporation or under any Material Agreement. The shares of Common Stock issuable upon conversion of the 8% Series A Convertible Preferred Stock have been duly authorized and reserved and, assuming no change in Applicable Law or Certificate of Incorporation, when issued and delivered to the holder thereof pursuant to the provisions of the Certificate of Incorporation, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights under Applicable Law, the Certificate of Incorporation or under any Material Agreement.

7. The shares issuable upon exercise of the Warrants (the "Warrant Stock") have been duly and validly reserved for issuance upon exercise of the Warrants and, when issued upon such exercise in accordance with the terms of the Warrants (assuming no change in applicable law, the Warrants or the Certificate of Incorporation and assuming no unlawful distribution of the Warrants), the Warrant Stock will be duly authorized, validly issued, fully paid and nonassessable and free of any preemptive or similar rights under Applicable Law, the Certificate of Incorporation or under any Material Agreement.

8. Neither the execution and delivery of the Transaction Agreements nor performance of its obligations thereunder by the Company will (a) result in any violation by the Company or any of its Significant U.S. Subsidiaries of any Applicable Law, (b) conflict with or violate the provisions of the Certificate of Incorporation or Bylaws, (c) to our knowledge, result in the violation by the Company or any of its Significant U.S. Subsidiaries of any order or decree of any Governmental Entity to which the Company, any of its Significant U.S. Subsidiaries or any of their properties are subject or (d) conflict with or constitute a default under the provisions of any Material Agreement.

9. The offer and sale of the 8% Series A Convertible Preferred Stock and the Warrants to the Investors in the manner contemplated by the Purchase Agreement do not require registration under the Securities Act or the California Corporate Securities Law of 1968, as amended.

10. To our knowledge, there is no judgment, order, decree, writ or injunction of any Governmental Entity outstanding against the Company or any of its Significant U.S. Subsidiaries that would have a Material Adverse Effect, nor, to our knowledge, is there any claim, action, suit, litigation, labor controversy, investigation or proceeding, including, without limitation, condemnation or similar proceedings, pending or threatened against the Company or any of its Significant U.S. Subsidiaries before any Governmental Entity that would have a Material Adverse Effect if decided adversely to the Company or any of its Significant U.S. Subsidiaries.